Execution Version

FIRST AMENDMENT TO
CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 26, 2018 (this “Amendment”), is entered into among the undersigned in connection with that certain Credit Agreement, dated as of May 9, 2017, among Sunrun Neptune Portfolio 2016-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and ING Capital LLC, as LC Issuer (in such capacity, the “LC Issuer”) (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to make, and the undersigned wishes to agree to make, certain amendments to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article II below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:
1.    Amendments to Section 1.01.
(a)    The definition of “Advance Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “0.65” with the text “0.68”.
(b)    The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “2.75%” with the text “2.25%”, (ii) replacing the text “1.75%” with the text “1.25%”, (iii) replacing the text “3.00%” with the text “2.50%”, and (iv) replacing the text “2.00%” with the text “1.50%”.
(c)    The definition of “Available Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “1.45” in each place where it appears therein with the text “1.50”.
(d)    The following new defined term is added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):
““Qualifying California Code” means (a) Cal. Pub. Util. Code §§ 2868-2869 as in effect as of March 26, 2018 or (b) Cal. Pub. Util. Code §§ 2868-2869 as in effect after March 26, 2018, provided that such sections of the Cal. Pub. Util. Code remain substantially similar to Cal. Pub. Util. Code §§ 2868-2869 as in effect as of March 26, 2018.”
2.    Amendment to Section 4.03(f). Section 4.03(f) of the Credit Agreement is hereby amended by replacing the text “0.65” with the text “0.68”.
3.    Amendment to Section 4.03(g). Section 4.03(g) of the Credit Agreement is hereby amended by replacing the text “0.65” with the text “0.68”.
4.    Amendment to Section 5.23(k). Section 5.23(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(k)    In respect of each Eligible Project (other than, provided that a Qualifying California Code remains in effect in the State of California, any Eligible Project located in the State of California) with respect to which a Customer Agreement was prepared for execution on and from January 6, 2014, a fixture filing has been recorded against each Customer and the applicable property in respect of such Eligible Project in the filing office designated by Section 9-501 of the applicable Uniform Commercial Code (as adopted in the applicable jurisdiction of installation) prior to, or within, the period required under Section 2-A-309 of the applicable Uniform Commercial Code in order to perfect a first priority security interest following the delivery of any photovoltaic system components to a site for installation.”.
5.    Amendment to Section 5.23(l). Section 5.23(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(l)    In respect of each Eligible Project in California with respect to which a Customer Agreement has been entered into, a filing in respect of such Eligible Project (pursuant to and in compliance with a Qualifying California Code) was made in the applicable local filing office where the Eligible Project is located.”.
II.    Conditions Precedent to Effectiveness. The amendments contained in Article I shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.    the Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Lenders, and acknowledged by the Administrative Agent; and
2.    the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
III.    Representations and Warranties. The Borrower represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:

1.    Power and Authority; Authorization. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement. The Borrower has duly authorized, executed and delivered this Amendment.
2.    Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.
3.    Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.    Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
IV.    Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and the Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.
V.    Miscellaneous.
1.    Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.    Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.    Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.    Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN NEPTUNE PORTFOLIO 2016-A, LLC,
as Borrower

By: Sunrun Neptune Investor 2016, LLC
Its: Sole Member

By: Sunrun Neptune Holdco 2016, LLC
Its: Managing Member

By: Sunrun Inc.
Its: Sole Member

By:
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment (Neptune Credit Agreement)]

SUNTRUST BANK
as Administrative Agent

By:
Name:

[Signature Page to First Amendment (Neptune Credit Agreement)]

ING CAPITAL LLC,
as LC Issuer

By:
Name:
Title

By:
Name:
Title

[Signature Page to First Amendment (Neptune Credit Agreement)]

SUNTRUST BANK,
as Lender

By:
Name:
Title

[Signature Page to First Amendment (Neptune Credit Agreement)]

ING CAPITAL LLC,
as Lender

By:
Name:
Title

By:
Name:
Title

[Signature Page to First Amendment (Neptune Credit Agreement)]

SILICON VALLEY BANK
as Lender

By:
Name:
Title

[Signature Page to First Amendment (Neptune Credit Agreement)]

ZB, N.A. d/b/a NATIONAL BANK OF ARIZONA,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment (Neptune Credit Agreement)]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment (Neptune Credit Agreement)]

SUNRUN NEPTUNE GAIA PORTFOLIO 2016-A, LLC,
as Lender

By: Sunrun Neptune Gaia Holdco 2016, LLC
Its: Sole Member

By:
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment (Neptune Credit Agreement)]